Exhibit 10.24



                           HAYNES INTERNATIONAL, INC.
                         1996 EMPLOYEE STOCK OPTION PLAN
                         -------------------------------


     Haynes International, Inc. (the "Company") sets forth the following terms of this Haynes International, Inc. 1996 Employee Stock Option Plan (the "Plan"):

     1.   PURPOSE.  The Plan is intended to advance the interests of the Company
          -------
by providing key employees of the Company or of any "subsidiary corporation" of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provisions of any subsequently enacted tax statutes, with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such individuals to remain in the employ or service of the Company or of one or more of its subsidiaries. The Company and all such subsidiary corporations are hereinafter collectively referenced from time to time as the "Employer." Except as set forth below, each stock option granted under the Plan is intended to be an "incentive stock option," as defined in Code Section 422 or the corresponding provisions of any subsequently enacted tax statutes, and any provision of the Plan which would operate so as to prevent an option that is intended to be an incentive stock option from complying with the requirements of Code Section 422 shall be inoperative. Options may be granted hereunder that are not intended to be incentive stock options. Such options shall include any option that fails to qualify as an incentive stock option or is specifically designated as not being an incentive stock option (a "nonqualified stock option").

     2.   ADMINISTRATION.
          --------------

          (a)  COMMITTEE.  The Plan shall be administered by the Compensation
               ---------
     Committee of the Board of Directors of the Company (the "Committee"). Each member of the Committee shall qualify in all respects as a "disinterested person" with respect to the Plan within the meaning of Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b)  POWER AND AUTHORITY.  The Committee shall have the full power and
               -------------------
     authority to take all actions and make all determinations required or provided for under the Plan, any option agreement, or any option granted under the Plan; to interpret and construe the provisions of the Plan, any option agreement, or any option granted under the Plan; and to take any and all other actions and make any and all other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems necessary or appropriate in the administration of the Plan. All actions, determinations, decisions, interpretations and constructions taken or made by the Committee in connection with the administration of the Plan shall be final, conclusive, and binding on the Employer and the optionee or optionees. The Committee may from time to time prescribe, amend, and rescind rules and regulations applicable to the Plan.

          (c)  ACTIONS AND DETERMINATIONS.  The Committee may take actions and
               --------------------------
     make determinations in the manner prescribed by the Board of Directors of the Company, provided such actions and determinations are permitted by the Certificate of Incorporation and Bylaws of the Company, the Delaware General Corporation Law, as amended, and all other applicable laws. A majority of the directors serving on the Committee at a particular time shall constitute a quorum for purposes of any action or determination by the Committee. All actions and determinations of the Committee shall be made by an affirmative vote of not less than a majority of its members.

          (d)  NO LIABILITY.  No member of the Committee shall be liable for any
               ------------
     action or determination made by the Committee or by such member in good faith.

     3.   ELIGIBILITY.
          -----------

          (a)  KEY EMPLOYEES.  Only those persons who are key employees of the
               -------------
     Employer shall be eligible to participate in the Plan. The Committee shall determine from time to time the particular employees of the Employer who are "key employees" of the Employer and who shall be eligible to participate in the Plan, and the terms and extent of their participation in the Plan.

          (b)  10% SHAREHOLDERS.
               ----------------

               (i) Options granted under the Plan to any key employee of the Employer who, at the time such option is granted, owns Shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any parent corporation of the Company (as defined in Code Section 424(e)) or subsidiary corporation of the Company (such employee, a "10% Shareholder"), shall be treated as provided in subparagraphs (ii) and (iii) below. In determining whether the percentage limitations of this Section 3(b) are met, an employee shall be considered
                         ------------
     as owning any shares owned, directly or indirectly, by or for his or her brothers or sisters (whether by the whole or half blood), spouse, ancestors, lineal descendants, or by reason of any other relationships as contemplated by Code Section 422(b)(6). For purposes of this Section 3(b),
                                                                   ------------
     shares owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

               (ii) An option granted to an employee who is a 10% Shareholder shall qualify as an incentive stock option only if at the time such option is granted the option price is at least 110% of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

               (iii) To the extent that any option granted under the Plan to an employee who is a 10% Shareholder does not satisfy subparagraph (ii) above, it shall be deemed a nonqualified stock option and shall not be subject to the requirements described in subparagraph (ii) above or Section 5 below.
                                             ---------

     4.   SHARES.  The shares subject to the options and other provisions of the
          ------
Plan shall be authorized but unissued, or reacquired shares of the Company's Common Stock, $.01 par value (the "Shares of Common Stock"). The total number of Shares of Common Stock with respect to which options may be granted under this Plan shall not exceed, in the aggregate, 400,000 Shares of Common Stock, except as such number of Shares of Common Stock shall be adjusted in accordance with the provisions set forth in Section 6(g) of this Plan. In the event any
                                 ------------
outstanding option under the Plan expires, is surrendered or otherwise reacquired by the Company or is terminated (in each case prior to the exercise thereof) in whole or in part for any reason prior to the end of the period during which options may be granted, the Shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option granted under the Plan. During the period that any options granted under the Plan are outstanding, the Company shall reserve and keep available such number of Shares of Common Stock as will be sufficient to satisfy all outstanding, unexercised options.

     5.   MAXIMUM EXERCISE.  The aggregate fair market value (determined at the
          ----------------
time the option is granted) of the Shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all option plans of the Company and its parent and subsidiary corporations within the meaning of Code Section 422(d)) shall not exceed $100,000. In the event the fair market value of the Shares of Common Stock subject to such options exceeds $100,000, the options in excess of such amount shall be deemed to be nonstatutory stock options, and the character of all relevant options shall be determined by taking options into account in the order in which they were granted.

     6.   TERMS AND CONDITIONS OF OPTIONS.  Subject to the terms and conditions
          -------------------------------
set forth in the Plan, the Committee may grant options to any eligible individuals upon such terms and conditions as the Committee shall determine.
The date on which the Committee approves the grant of an option shall be considered the date on which such option is granted, unless otherwise specified by the Committee. Options granted pursuant to the Plan shall be evidenced by option agreements in such form consistent with the Plan as the Committee shall prescribe from time to time. Option agreements covering options granted from time to time or at the same time need not contain similar provisions so long as all such option agreements are consistent with the Plan. Such option agreements shall state whether the options issued thereunder are incentive stock options or non-statutory stock options, and shall comply with and be subject to the following terms and conditions:

          (a)  MEDIUM AND TIME OF PAYMENT.
               --------------------------

               (i)  In General.  An option may be exercised by delivery of
                    ----------
     payment of the purchase price of the Shares of Common Stock subject to an option accompanied by a properly executed written notice of exercise and subscription agreement in such form as prescribed by the Committee. The notice of exercise shall specify the date the option was granted, the number of Shares of Common Stock with respect to which the option is being exercised, the option price of the option being exercised and such other information as the Committee shall determine. The Committee may prescribe in the option agreement a minimum number of Shares of Common Stock with respect to which an option may be exercised, in whole or in part. Except as provided in Section 6(a)(ii) of
                                                            ----------------
     this Plan, payment in full of the purchase price of the Shares of Common Stock for which the option is being exercised shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of Shares of Common Stock or the withholding of Shares of Common Stock subject to the option, which Shares of Common Stock shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their fair market value on the date of exercise as determined under Section
                                                                         -------
     6(c) of this Plan; or (iii) by a combination of the methods prescribed in
     ----
     (i) and (ii); provided, however, that the Committee may in its discretion
                   --------  -------
     impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Shares of Common Stock to exercise options as it deems appropriate. Any attempt to exercise an option granted under the Plan other than as set forth in this Section 6(a)
                                                                   ------------
     shall be invalid and of no force and effect.

               (ii)      Use of Brokers.  The Committee may provide, by
                         --------------
     inclusion of appropriate language in an option agreement, that payment in full of the purchase price need not accompany the written notice of exercise and subscription agreement provided the notice of exercise and subscription agreement direct that the certificate or certificates for such Shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the purchase price for such Shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise of the option.

               (iii)     Issuance of Certificates.  Promptly after the exercise
                         ------------------------
     of an option and the payment in full of the purchase price of the Shares of Common Stock subject to the option, the individual exercising the option shall be entitled to the issuance of a certificate or certificates evidencing ownership of such Shares of Common Stock. The Company may issue separate certificates for any Shares of Common Stock purchased pursuant to the exercise of an option which is an incentive stock option and for Shares of Common Stock purchased pursuant to the exercise of an option which is not an incentive stock option.

          (b)  NUMBER OF SHARES.  Each option agreement shall state the total
               ----------------
     number of Shares of Common Stock which may be purchased pursuant to the option agreement.

          (c)  OPTION PRICE.  The purchase price of each Share of Common Stock
               ------------
     subject to an option shall be fixed by the Committee at an amount which is not less than the fair market value per Share of Common Stock on the date of grant of the option. In the case of options granted pursuant to Section
                                                                         -------
     3(b)(ii) of this Plan to a key employee who is a 10% Shareholder, the
     --------
     purchase price of each Share of Common Stock subject to an option shall be an amount which is not less than 110% of the fair market value per Share of Common Stock on the date of grant of the option. The fair market value of the Shares of Common Stock subject to an option shall be determined by the Committee in good faith in accordance with such procedures as the Committee shall prescribe from time to time. The Committee shall consider those factors which the Committee reasonably believes to be relevant in determining the fair market value of the Shares of Common Stock. The option agreement shall state the purchase price of the Shares of Common Stock subject to the option.

          (d)  TERM OF OPTIONS.  Each option granted under the Plan shall expire
               ---------------
     within the period prescribed in the option agreement relating to the option, which shall not be more than ten years from the date the option is granted; provided, however, if an option is granted pursuant to Section
              --------  -------                                      -------
     3(b)(ii) of this Plan to a key employee who is a 10% Shareholder, such
     --------
     period shall not be more than five years from the date the option is granted. The option agreement shall state the date of the grant of the option.

          (e)  TIME OF EXERCISE.  The Committee may, in its discretion, provide
               ----------------
     in an option agreement that an option granted under the Plan may not be exercised in whole or in part until the expiration of such period or periods of time as may be specified by the Committee; provided, however,
                                                           --------  -------
     that any such limitation on the exercise of an option contained in an option agreement may be rescinded, modified, or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such option so as to accelerate the time in which the option may be exercised. Except as specifically restricted by the provisions of this
     Section 6(e) or by the Committee in administering the Plan, any option may
     ------------
     be exercised in whole or in part at any time and from time to time during the period commencing with the date of grant and ending upon the expiration or termination of the option. Notwithstanding the preceding sentence, any person subject to Section 16 of the Exchange Act, who is granted an option shall not exercise the option in whole or in part within the six-month period immediately following the date of grant, unless the person agrees to hold the securities acquired upon exercise until at least six months have elapsed from the date of grant.

          (f)  TERMINATION OF EMPLOYMENT.
               -------------------------

               (i)  In General.  Without limiting the applicability of Section
                    ----------                                         -------
     6(h) of this Plan, in the event an optionee shall cease to be employed by
     ----
     the Employer, a parent corporation of the Employer, or a corporation or a parent corporation or a subsidiary corporation of such corporation issuing or assuming an option in a transaction to which

     Code Section 424(a) applies, all options outstanding in the hands of the optionee shall terminate as to any unexercised portion thereof on the date which is three months after the effective date of the cessation of the optionee's employment; provided, however, that the Committee, in its
                            --------  -------
     discretion, subject to the provisions of Section 6(d) and Section 6(e) of
                                              ------------     ------------
     this Plan, may permit an option holder who ceases to be so employed to exercise, at any time within three months after the effective date of the cessation of the optionee's employment any unexercised options which become exercisable during the three-month period following such effective date; and provided further, that if any cessation of employment is due to
         -------- -------
     retirement with the consent of the Employer or permanent and total disability (as defined in Code Section 22(e)(3)), the optionee shall have the right, subject to the provisions of Section 6(d) and Section 6(e) of
                                             ------------     ------------
     this Plan, to exercise the option with respect to the Shares of Common Stock for which it could have been exercised on the effective date of cessation of employment, at any time within three months after such cessation of employment due to retirement with the consent of the Employer or at any time within twelve months after such cessation of employment due to permanent and total disability.

               (ii)      Death.  In the event of the death of an employee while
                         -----
     in the employ of the Employer or within the period following cessation of employment during which the option remains exercisable under this Section
                                                                       -------
     6(f), the employee's personal representative shall have the right, subject
     ----
     to the provisions of Section 6(d) and Section 6(e) of this Plan, to
                          ------------     ------------
     exercise the option with respect to the Shares of Common Stock for which it could have been exercised on the date of death, at any time within twelve months from the date of death.

               (iii)     Determinations.  For purposes of the Plan, whether a
                         --------------
     cessation of employment is to be considered a retirement with the consent of the Employer or due to permanent and total disability, and whether an authorized leave of absence or absence on military or government service shall be deemed to constitute termination of employment shall be determined by the Committee. For purposes of the Plan, a cessation of employment with the Company or a subsidiary corporation shall not be deemed to occur if the optionee is immediately thereafter employed with the Company or any subsidiary corporation.

          (g)  RECAPITALIZATION.  The aggregate number of Shares of Common Stock
               ----------------
     as to which options may be granted under the Plan, the number of Shares of Common Stock covered by each outstanding option, and the option price per Share of Common Stock with respect to each such option, all shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend, or other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company. In the event that, prior to the delivery by the Company of Shares of Common Stock remaining under any outstanding option under the Plan, there shall be a reorganization or reclassification of the capital of the Company resulting in a substitution of other shares for the Shares of Common Stock, there shall be substituted the number of substitute shares which would have been issued in exchange for the Shares of Common Stock then remaining under the option if such Shares of Common Stock had been then issued and outstanding.

          (h)  CHANGE OF CONTROL, DISSOLUTION, AND LIQUIDATION.
               -----------------------------------------------

               (i)  Change of Control.  For purposes of the Plan, "change of
                    -----------------
     control event" shall be deemed to have occurred if:

                    (A) The Company shall become a party to an agreement of merger, consolidation, or other reorganization pursuant to which the Company will be a constituent corporation and the Company will not be the surviving or resulting corporation, or which will result in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the former shareholders of the Company;

                    (B) The Company shall become a party to an agreement providing for the sale by the Company of all or substantially all of the Company's assets to any individual, partnership, joint venture, association, trust, corporation, or other entity ("Person") which is not a wholly-owned subsidiary of the Company;

                    (C) The Company determines in its sole discretion that any Person has become or is anticipated to become the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, the effect of which (as determined by the Company in its sole discretion) is to take over control of the Company; or

                    (D) The Company determines that during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company, cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election for each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

               (ii) Effect of a Change of Control Event.  Upon the occurrence of
                    -----------------------------------
     a change of control event, the Company shall provide written notice thereof (the "Change of Control Notice") to the optionees. All unvested options shall vest immediately upon delivery of the Change of Control Notice to the optionees. The Company shall have the right, but not the obligation, to terminate all outstanding options as of the 30th day immediately following the date of the sending of the Change of Control Notice by including a statement to such effect in the Change of Control Notice. Upon delivery of the Change of Control Notice and regardless of whether the Company elects to terminate the outstanding options, and subject to Section 6(d) and Section 6(e) of
                                             ------------     ------------
     this Plan, the optionees shall have the right to immediately exercise all outstanding options in full during the 30-day period notwithstanding the other terms and conditions otherwise set forth in the Plan or in any option agreement.

               (iii)     Dissolution and Liquidation.  In the event the Company
                         ---------------------------
     adopts all necessary resolutions approving a plan to dissolve or liquidate the Company, the Company shall provide written notice thereof (the "Dissolution Notice") to the optionees. All unvested options shall vest immediately upon delivery of the Dissolution Notice to the optionees. Upon delivery of the Dissolution Notice, and subject to Section 6(d) and Section
                                                        ------------     -------
     6(e) of this Plan, the optionees shall have the right to immediately
     ----
     exercise all outstanding options in full during the 30-day period immediately following the date of the sending of the Dissolution Notice notwithstanding the other terms and conditions otherwise set forth in the Plan or in any option agreement. All unexercised options outstanding as of the 30th day immediately following the date of the sending of the Dissolution Notice shall terminate.

          (i)  ASSIGNABILITY. No option shall be assignable or transferable,
               -------------
     except to the extent provided in Section 6(f) of this Plan in the event of
                                      ------------
     the death of an optionee. During the lifetime of an optionee, the option shall be exercisable only by the optionee to whom the option was granted (or, in the event of the legal incapacity or incompetency of the optionee, the optionee's legal guardian or legal representative on behalf of the optionee).

          (j)  ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES LAWS.
               ------------------------------------------------------

               (i)  Conformity With Law.  The Company shall not be required to
                    -------------------
     sell or issue any Shares of Common Stock in connection with any option granted under the Plan and may postpone the issuance and delivery of certificates representing Shares of Common Stock until (a) the admission of such Shares of Common Stock to listing on any stock exchange on which Shares of Common Stock of the Company of the same class are then listed or, if not so listed, qualification of such Shares of Common Stock for inclusion in the Nasdaq National Market or such other trading market or quotation system on which the Common Stock of the Company is then traded or quoted; and (b) the completion of such registration or other qualification of such Shares of Common Stock under any state or federal law, rule, or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use reasonable efforts to complete. Any person purchasing Shares of Common Stock pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to determine the necessity of registration of the Shares of Common Stock under the Securities Act of 1933, as amended, or any similar state statute.

               (ii)      Compliance with Rule 16b-3.  The Plan is intended to
                         --------------------------
     qualify for the exemption from the short-swing profits liability imposed by
     Section 16(b) under the Exchange Act provided by Rule 16b-3. To the extent any provision of the Plan or any action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee. In the event Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement provided such modification is made in accordance with Section 8.
                                             ---------

          (k)  RIGHTS AS A SHAREHOLDER.  An optionee shall have no rights as a
               -----------------------
     shareholder with respect to Shares of Common Stock covered by an option until the date of issuance of a certificate or certificates to the optionee and only after the purchase price of such Shares of Common Stock is fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

          (l)  OTHER PROVISIONS.  The option agreements entered into under the
               ----------------
     Plan shall contain such other provisions as the Committee shall deem advisable, provided that such provisions are not inconsistent with the terms of the Plan and Code Section 422.

     7.   TERM OF PLAN.  The Plan shall become effective upon or in accordance
          ------------
with the terms of the approval by the holders of a majority of the issued and outstanding Shares of Common Stock of the Company voting in person or by proxy at a duly held shareholders' meeting or upon or in accordance with the terms of the approval by the written consent of the holders of a majority of the issued and outstanding Shares of Common Stock of the Company in accordance with applicable law; provided, however, that the Plan shall become effective only if
                --------  -------
approved by such shareholders within twelve months before or after the date the Plan is adopted by the Board of Directors of the Company. The Plan shall terminate ten years after the earlier of the date the Plan is adopted by the Board of Directors or the date the Plan is approved by the shareholders, or on such earlier date as the Board of Directors may determine.1 No option may be granted under the Plan thereafter.

     8.   AMENDMENT OF THE PLAN.  The Board of Directors of the Company, except
          ---------------------
any members participating in the Plan, may from time to time, alter, amend, suspend, or discontinue the Plan with respect to any Shares of Common Stock as to which options have not been granted; provided, however, that the Board of
                                        --------  -------
Directors may not, without further approval by the holders of a majority of the issued and outstanding Shares of Common Stock of the Company voting in person or by proxy at a duly held shareholders' meeting or further




          --------------------

               1In accordance with this provision, the expiration date of the Plan is May 27, 2006, pursuant to the Plan as adopted on May 28, 1996.

approval by the written consent of the holders of a majority of the issued and outstanding Shares of Common Stock of the Company in accordance with applicable law:

          (a) increase the maximum number of Shares of Common Stock as to which options may be granted under the Plan (other than as provided in Section
                                                                      -------
     6(g) of this Plan);
     ----

          (b) change the class of shares for which options may be granted under the Plan;

          (c) change the designation of the employees or class of employees eligible to receive options under the Plan;

          (d)  change the provisions of Section 6(c) of this Plan concerning the
                                        ------------
     option price;

          (e) increase the maximum period during which options may be exercised;

          (f)  extend the term of the Plan;

          (g)  permit the granting of options to members of the Committee; or

          (h) make any other change to the Plan that is required to be approved by the shareholders of the Company under Rule 16b-3.

     9.   APPLICATION OF FUNDS.  The proceeds received by the Company from the
          --------------------
sale of Shares of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

     10.  NO OBLIGATION TO EXERCISE OPTION.  The granting of an option under the
          --------------------------------
Plan shall impose no obligation upon the optionee to exercise any such option.

     11.  NO OBLIGATION TO CONTINUE EMPLOYMENT.  Neither the adoption of the
          ------------------------------------
Plan nor the granting of an option under the Plan shall impose any obligation on the Employer to provide any specified amount of compensation to, or to continue the employment of, any optionee.

     12.  APPLICABILITY OF AMENDMENTS.  Without the express written consent of
          ---------------------------
the Company and the optionee, no amendment, suspension, or termination of the Plan shall alter, impair, or otherwise affect any rights or obligations of the Company or an optionee with respect to any option previously granted to such optionee.

     13.  WITHHOLDINGS.  The Company shall have the right to require optionees
          ------------
or their agents to remit to the Company amounts sufficient to satisfy any federal, state or local income, employment, or other tax withholding requirements (or make other arrangements satisfactory to the Company with regard to such taxes) at such times as the Company deems necessary or appropriate for compliance with such laws. Payment in full of any such withholdings shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of Shares of Common Stock or the withholding of Shares of Common Stock subject to the option, which Shares of Common Stock shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their fair market value on the date of exercise as determined under Section 6(c) of this Plan; or (iii) by a combination of the
                 ------------
methods prescribed in (i) and (ii); provided, however, that the Committee may in
                                    --------  -------
its discretion impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Shares of Common Stock to pay withholdings as it deems appropriate.